COMMITMENTS AND CONTINGENCIES	12 Months Ended
Feb. 28, 2026
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

17.         COMMITMENTS AND CONTINGENCIES

Capital commitment

Capital commitment for construction of property and purchase of property and equipment was $21,198 as of February 28, 2026, including the construction project in Jiangsu. The amount within one year for the capital commitment was $21,198 and nil thereafter.

Lease property management fee commitment

Future minimum payments under non-cancelable agreements for property management fees as of February 28, 2026 were as follows:

Fiscal year ending
February 2027	$6,324
February 2028	5,719
February 2029	4,439
February 2030	2,676
February 2031	1,010
Thereafter	265
Total	$20,433

17.         COMMITMENTS AND CONTINGENCIES - continued

Investment commitment

The Group is obligated to pay $916 for several long-term investments under various arrangements as of February 28, 2026 with payments due within one year.

Contingencies

The Group is required to obtain and maintain various licenses and permits and fulfill registration and filing requirements in order to operate the current business, but the Group cannot reasonably estimate the contingent liabilities in relation to the licenses and permits that are in the process. Therefore, no liabilities were recorded as of February 28, 2026.

On February 4, 2022, a complaint of purported securities class action was filed against the Company and certain of its current and former executives in the U.S. District Court for the Southern District of New York (the “2022 Class Action”). The complaint alleges that the Company made misrepresentations and misleading disclosures between April 26, 2018 and July 22, 2021 about Chinese laws governing the tutoring industry and the Company’s compliance with them. Following procedural proceedings including the appointment of co-lead plaintiffs, the lead plaintiffs filed amended complaints three times. The Company repeatedly filed motions to dismiss the amended complaints, with the lead plaintiffs filing oppositions and the Company submitting replies accordingly. The Court dismissed the first and second amended complaints without prejudice. After the third amended complaint was filed by the lead plaintiffs, the Company filed a motion to dismiss. The Company’s motion is currently pending before the Court.

Separately, on March 29, 2023, a complaint of putative securities class action was filed against the Company and an executive in the U.S. District Court for the District of New Jersey (the “2023 Class Action”). The complaint alleges that the Company made misrepresentations and misleading disclosures between June 14, 2022 and March 14, 2023 about its compliance with Chinese laws and regulations. On October 16, 2023, the lead plaintiff filed an amended complaint, which named the Company and several executives as co-defendants. On December 17, 2024, all individual defendants were dismissed from this case. On December 12, 2025, the Company and the lead plaintiff jointly reported to the Court that they had reached a settlement in principle. On February 13, 2026, the lead plaintiff filed an unopposed motion for preliminary approval of the proposed class action settlement. On April 28, 2026, the Court issued an order preliminarily approving the proposed class action settlement. A settlement fairness hearing is scheduled for October 29, 2026 for the determination of final approval of the settlement.

As the amount of potential loss, if any, associated with the resolution of the 2022 Class Action cannot be reasonably estimated at this time. As a result, the Company did not record any liabilities pertaining to the 2022 Class Action lawsuits. For the lawsuits related to the 2023 Class Action, the Company has recorded relevant provisions within accrued expenses and other current liabilities based on existing facts and legal assessment.